Execution Counterpart

Third Amendment and Waiver to

Second Amended and Restated Revolving Credit and Term Loan Agreement

This THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of November 21, 2012, by and among: Centerline Holding Company and Centerline Capital Group LLC (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and, pursuant to Section 23.1 of the Loan Agreement (as defined below), those Lenders constituting the Required Lenders as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto.

RECITALS

Reference is made to the following facts that constitute the background of this Amendment:

A.           The parties hereto, among others, have entered into that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement.

B.           In order to secure the Obligations under the Loan Agreement, Centerline Sponsor 2007-1 Securitization, LLC (“SPV I”) and the Administrative Agent entered into that certain Collateral Assignment of Right to Receive Payments, dated as of December 19, 2008 (the “SPV I Collateral Assignment”), pursuant to which SPV I granted a continuing security interest in, and collaterally assigned to the Administrative Agent, all of SPV I’s rights to (1) certain amounts due to be released or paid on account of the B Bonds (the “B Piece Cash Flow”) and (2) a certain deposit account maintained at the Administrative Agent by and in the name of SPV I, into which Freddie Mac had previously agreed to make all such payments with respect to the B Piece Cash Flow (the “SPV I Collateral Account”).

C.           Similarly, Centerline Stabilization 2007-1 Securitization, LLC (“SPV II”) and the Administrative Agent entered into that certain Collateral Assignment of Right to Receive Payments, dated as of December 27, 2007 (the “SPV II Collateral Assignment”) and that certain Security Agreement, dated as of December 27, 2007 (the “SPV II Security Agreement”), pursuant to which SPV II granted a continuing security interest in, and collaterally assigned to the Administrative Agent, all of SPV II’s rights to (1) certain amounts due to be released from the Stabilization Escrow (as such term is defined in that certain Stabilization Guaranty, Escrow and Security Agreement, dated as of December 1, 2007, by and between SPV II and Freddie Mac, the “Stabilization Escrow Releases”) and (2) a certain deposit account maintained at the Administrative Agent by and in the name of SPV II, into which Freddie Mac had previously agreed to make all such Stabilization Escrow Releases (the “SPV II Collateral Account”).

D.           Pursuant to the terms of the SPV I Collateral Assignment, the SPV II Collateral Assignment and the SPV II Security Agreement, the Administrative Agent has agreed that all of the funds deposited in the SPV I Collateral Account and the SPV II Collateral Account, respectively, can be withdrawn by the Borrowers until such time as there is an Event of Default.

E.           The Borrowers have notified the Administrative Agent that the Borrowers have mistakenly (1) caused the SPV I Collateral Account and the SPV II Collateral Account to be closed and (2) instructed Freddie Mac to direct the payments made with respect to the B Piece Cash Flow and the Stabilization Escrow Releases, respectively, to an account established and maintained at Wells Fargo Bank, N.A., in the case of (1) and (2), in violation of the terms of the SPV I Collateral Assignment, the SPV II Collateral Assignment and the SPV II Security Agreement (collectively, the “SPV Collateral Events”).

F.           In light of the foregoing, the Borrowers and the Guarantors have requested that the Required Lenders waive any and all Defaults resulting solely from the SPV Collateral Events.

G.           The Required Lenders are willing to grant such request solely upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.          Conditions to Effectiveness of Amendment.

Section 1.1.          Conditions Precedent. The execution and delivery of this Amendment by the Required Lenders is conditioned upon (a) the execution and delivery of this Amendment by the Borrowers and the Guarantors and (b) the execution, delivery and/or completion by the Borrowers and the Guarantors of the following documents and/or actions, as applicable:

(i)          Payment of Legal and Other Fees. Simultaneously with the execution and delivery of this Amendment, the Borrowers shall pay, or cause to be paid, (A) all of the Administrative Agent’s reasonable costs, fees and expenses incurred through the date hereof in connection with the administration of the Loan Agreement and for which a reasonably detailed invoice has been provided, including, without limitation, all reasonable outstanding fees and disbursements owed to the Administrative Agent’s legal counsel, Nutter, McClennen & Fish LLP (“Nutter”) and Nutter’s consultant, Loughlin Management Partners + Co. (“LM+Co”) and, (B) without duplication, all of the reasonable costs, fees and expenses incurred by Lenders’ counsel in connection with the preparation, negotiation, execution, interpretation and delivery of this Amendment, for which a reasonably detailed invoice has been provided.

Section 1.2.          Conditions Subsequent. The Borrowers shall deliver and/or comply with, on or before December 1, 2012, to the reasonable satisfaction of the Administrative Agent, each of the conditions subsequent set forth in the closing checklist attached hereto as Annex A, which will provide, among other things, that (a) new deposit accounts into which the B Piece Cash Flow and Stabilization Escrow Releases will be deposited will be opened at the Administrative Agent in the name of “Bank of America, N.A. for the benefit of Centerline Sponsor 2007-1 Securitization, LLC” and “Bank of America, N.A. for the benefit of Centerline Stabilization 2007-1 Securitization, LLC,” and, (b) so long as no Event of Default has occurred and is continuing, the Administrative Agent will agree to automatically release the funds deposited into such accounts into certain other deposit accounts established solely in the name of CCG on the same Business Day when such funds are deposited by 2:00 p.m. on such Business Day, and on the next Business Day when such funds are deposited after 2:00 p.m. on a Business Day or on a day that is not a Business Day.

Section 2.          Waiver. In accordance with Section 23.1 of the Loan Agreement, notwithstanding anything in this Amendment or in any other Loan Document to the contrary, and in reliance upon the satisfaction in full of the terms, conditions, covenants, representations and warranties set forth in this Amendment, the Required Lenders hereby unconditionally waive all existing Defaults under any Loan Document which may have resulted solely from the SPV Collateral Events.

Section 3.          Representations and Warranties. The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Issuing Bank and the Administrative Agent as of the date of this Amendment that: (a) other than to the extent described herein, no Default is in existence on the date hereof, or will result from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Amendment and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms.

Section 4.          Ratification. Except as hereby amended or waived, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents. In furtherance of the foregoing ratification, by executing this Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the other Loan Documents.

Section 5.          Counterparts. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 6.          Amendment as Loan Document. Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section 7.          Governing Law. This AMENDMENT shall be deemed to constitute a contract made under the laws of the State of New York, INCLUDING ARTICLE 5 OF THE UCC, and shall be governed by and construed in accordance with the internal laws of the State of New York (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, but otherwise without regard to its conflicts of law rules).

Section 8.          Successors and Assigns. This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Issuing Bank, the Administrative Agent, and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 9.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 10.          Expenses. Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent and any of the Lenders for all expenses, including, without limitation, reasonable fees and expenses of Nutter, LM+Co and any Lenders’ counsel, that such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 11.          Integration. This Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 12.          No Course of Dealing. The Administrative Agent and the Required Lenders have entered into this Amendment on the express understanding with the Borrowers and the Guarantors that, in entering into this Amendment, neither the Administrative Agent nor the Lenders are establishing any course of dealing with the Borrowers or the Guarantors. The Administrative Agent’s and the Lenders’ rights to require strict performance with all of the terms and conditions of the Loan Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. Neither the Administrative Agent nor the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such amendments or waivers are requested by the Borrowers and/or the Guarantors in the future, assuming the terms and conditions thereof are satisfactory to the Administrative Agent and the Lenders, the Administrative Agent and the Lenders may require the payment of fees in connection therewith. Each of the Borrowers and the Guarantors agree that none of the waivers or amendments set forth herein constitute a course of dealing giving rise to any obligation on the part of the Administrative Agent or the Lenders that requires a similar or any other waiver or amendment with respect to the Loan Agreement or any other Loan Document.

Section 13.          Jury Trial Waiver. THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY ACCEPTANCE OF THIS AMENDMENT, MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CENTERLINE CAPITAL GROUP LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

(Signatures continued on next page)

S-Borrowers

Signature page to Third Amendment and Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CENTERLINE HOLDING TRUST

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CENTERLINE HOLDING TRUST II

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CENTERLINE AREA LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

(Signatures continued on next page)

S-Guarantors

Signature page to Third Amendment and Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement

GUARANTORS (CONT.):	CENTERLINE FINANCE CORPORATION

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CENTERLINE INVESTOR LP LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CENTERLINE INVESTOR LP II LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CENTERLINE INVESTOR LP III LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CM INVESTOR LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

CENTERLINE MANAGER LLC

	By:	/s/ Robert L. Levy
		Name:	Robert L. Levy
Title:

S-Guarantors

Signature page to Third Amendment and Waiver to Second Amended and Restated Revolving Credit and Term Loan Agreement

Schedule 1

Guarantors

1.	CCC
2.	CAHA
3.	Holding Trust
4.	Holding Trust II
5.	Centerline AREA LLC
6.	Centerline Finance Corporation
7.	Centerline Investor LP
8.	Centerline Investor LP II
9.	Centerline LIHTC Sub
10.	CM Investor LLC
11.	Centerline Manager LLC

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of that certain THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of November 20, 2012, and the consummation of the transactions contemplated thereby, amending that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010, by and among Centerline Holding Company and Centerline Capital Group LLC, as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as the Administrative Agent and the Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

BANK OF AMERICA, N.A.

By:	/s/ John F. Simon
Name:	John F. Simon
Title:	SVP

Representing 40.816326532% of all Revolving Loan Commitments and Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of that certain THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of November 16, 2012, and the consummation of the transactions contemplated thereby, amending that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010, by and among Centerline Holding Company and Centerline Capital Group LLC, as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as the Administrative Agent and the Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

CITICORP USA

By:	/s/ William T. Cahill
Name:	William T. Cahill
Title:	Vice President

Representing 20.408% of all Revolving Loan Commitments and Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of that certain THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of November 20, 2012, and the consummation of the transactions contemplated thereby, amending that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010, by and among Centerline Holding Company and Centerline Capital Group LLC, as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as the Administrative Agent and the Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

MLBUSA COMMUNITY DEVELOPMENT CORP.

By:	/s/ John F. Simon
Name:	John F. Simon
Title:	Authorized Signatory

Representing 10.204081632% of all Revolving Loan Commitments and Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of that certain THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of November 16, 2012, and the consummation of the transactions contemplated thereby, amending that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010, by and among Centerline Holding Company and Centerline Capital Group LLC, as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as the Administrative Agent and the Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

Morgan Stanley Senior Funding, Inc

By:	/s/ Su Yeo
Name:	Su Yeo
Title:	Vice President

Representing 16.3265% of all Revolving Loan Commitments and Term Loan Commitments

Schedule 2

Form of Signature Page for Lenders included in Required Lenders for purposes of approving THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of that certain THIRD AMENDMENT AND WAIVER TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of November 16, 2012, and the consummation of the transactions contemplated thereby, amending that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of March 5, 2010, by and among Centerline Holding Company and Centerline Capital Group LLC, as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as the Administrative Agent and the Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

CIBC INC.

By:	/s/ Charles D. Mulkeen
Name:	Charles D. Mulkeen
Title:	Executive Director

Representing 8.1632% of all Revolving Loan Commitments and Term Loan Commitments

Annex A

Conditions Subsequent Closing Checklist

DOCUMENT/ACTION	RESPONSIBLE PARTY	STATUS

Post-closing Deliverables

On or before December 1, 2012:

Opening of deposit account at the Administrative Agent, in the name of “Bank of America, N.A. for the benefit of Centerline Sponsor 2007-1 Securitization, LLC,” into which all payments with respect to B Piece Cash Flow are to be deposited for the benefit of SPV I (the “Sponsor Account”)	Borrowers/ Administrative Agent

Opening of deposit account at the Administrative Agent, in the name of “Bank of America, N.A. for the benefit of Centerline Stabilization 2007-1 Securitization, LLC,” into which all Stabilization Escrow Releases are to be made for the benefit of SPV II (the “Stabilization Account”)	Borrowers/ Administrative Agent

Amended Irrevocable Payment Notice, to be signed by Freddie Mac and Deutsche Bank, acknowledging that B Piece Cash Flow shall be paid into the Sponsor Account until revoked in a writing signed by the Administrative Agent	Borrowers/ Administrative Agent

Amended Irrevocable Payment Notice, to be signed by Freddie Mac and Deutsche Bank, acknowledging that Stabilization Escrow Releases shall be paid into the Stabilization Account until revoked in a writing signed by the Administrative Agent	Borrowers/ Administrative Agent

Amendment to SPV I Collateral Assignment, updating references to the Sponsor Account and mechanics for providing automatic instructions (revocable during the existence of an Event of Default) directing B Piece Cash Flow received in such account to Borrowers	Borrowers/ Administrative Agent

Amendment to SPV II Collateral Assignment, updating references to the Stabilization Account and mechanics for providing automatic instructions (revocable during the existence of an Event of Default) directing Stabilization Escrow Releases received in such account to Borrowers	Borrowers/ Administrative Agent

DOCUMENT/ACTION	RESPONSIBLE PARTY	STATUS

Amendment to SPV II Security Agreement, updating references to the Stabilization Account and mechanics for providing automatic instructions (revocable during the existence of an Event of Default) directing Stabilization Escrow Releases received in such account to Borrowers	Borrowers/ Administrative Agent

UCC-3 Financing Statement Amendment for SPV I, updating references to the Sponsor Account and Amended Irrevocable Payment Notice to Freddie Mac	Borrowers/ Administrative Agent

UCC-3 Financing Statement Amendment for SPV II, updating references to the Stabilization Account and Amended Irrevocable Payment Notice to Freddie Mac	Borrowers/ Administrative Agent

Copies of monthly trustee statements from Deutsche Bank for January 2012 through November 2012, with respect to each of SPV I and SPV II	Borrowers

Copies of deposit account statements with respect to B Piece Cash Flows for June 2012 through October 2012	Borrowers